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Exhibit 10.(b)

                        (Letterhead of Baker & McKenzie)

                                 April 3, 1997


The Westwood Funds
125 West 55th Street
New York, New York 10019

         Re:       Westwood Funds
                   Registration No.  33-6790
                   File No.  811-4719
                   -------------------------------

Dear Sir or Madam:

     We hereby consent to the reference to our firm as Counsel in Post-Effective Amendment No. 16 to Registration No. 33-6790.

                                                   Very truly yours,

                                                   /s/ Baker & McKenzie